1st Quarter 2026 Results May 21, 2025

2 Important Information Caution Concerning Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the 1995 Private Securities Litigation Reform Act. These forward-looking statements include those related to the outlook for the fiscal year ending January 31, 2026 and the fiscal quarter ending July 26, 2025, including, but not limited to, those statements related to our recent acquisitions and those found under the “Outlook” slides of this presentation. Forward-looking statements are based on management’s expectations, estimates and projections, are made solely as of the date these statements are made, and are subject to both known and unknown risks and uncertainties that may cause the actual results and occurrences discussed in these forward-looking statements to differ materially from those referenced or implied in the forward-looking statements contained in this presentation. The most significant of these known risks and uncertainties are described in the Company’s Form 10-K, Form 10-Q, and Form 8-K reports (including all amendments to those reports) and include future economic conditions and trends including the potential impacts of an inflationary economic environment, changes in government policies and laws affecting our business, including related to funding for infrastructure projects and tariff policies, changes to customer capital budgets and spending priorities, the availability and cost of materials, equipment and labor necessary to perform our work, the adequacy of the Company’s insurance and other reserves and allowances for credit losses, whether the carrying value of the Company’s assets may be impaired, the future impact of any acquisitions or dispositions, adjustments and cancellations of the Company’s projects, the impact to the Company’s backlog from project cancellations or postponements, the impacts of pandemics and public health emergencies, the impact of varying climate and weather conditions, the anticipated outcome of other contingent events, including litigation or regulatory actions involving the Company, the adequacy of our liquidity, the availability of financing to address our financial needs, the Company’s ability to generate sufficient cash to service its indebtedness, the impact of restrictions imposed by the Company’s Senior Credit Facility, and other risks and uncertainties detailed from time to time in the Company’s filings with the Securities and Exchange Commission. The Company does not undertake any obligation to update its forward-looking statements. Non-GAAP Financial Measures This presentation includes certain “Non-GAAP” financial measures as defined by Regulation G of the SEC. As required by the SEC, an explanation of the Non- GAAP financial measures and a reconciliation of those measures to the most directly comparable GAAP financial measures are provided beginning on slide 10 of this presentation. Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results.

3 Financial Highlights Delivered strong revenue growth and margin expansion “Dycom had a strong start to fiscal 2026 with continued progress against our goals, excellent financial and operational performance, and a record backlog. Based on our first quarter results and a favorable demand outlook, we are increasing our full year fiscal 2026 contract revenue outlook and remain positioned for continued success.” - Dan Peyovich President and CEO $ Millions, Except EPS Q1 2026 Q1 2025 Y/Y Total Contract Revenues1 $1,258.6 $1,142.4 10.2% Organic Revenue Growth2 0.7% Adjusted EBITDA $150.4 $130.9 14.9% Adjusted EBITDA % 11.9% 11.5% 49 bps Adjusted Diluted EPS* $2.09 $2.12 Reconciliations of Non-GAAP measures begin on slide 10. * Results for Q1 2026 include income tax benefits resulting from the vesting and exercise of share-based awards of $2.2 million, or $0.08 per share, compared to $5.9 million, or $0.20 per share, in Q1 2025.

4 Industry Drivers Increasing amounts of capital in the industry for the deployment and operation of high-capacity telecommunications and digital infrastructure Multi-Year Capital Commitments for Fiber-to-the-Home Deployments Continued State and Federal Program Spending to Bridge the Digital Divide Wireless Network Modernization to Meet Increasing Digital Demands Increasing Demand for Fiber Infrastructure to Support AI-Enabled Data Center Growth Expansion of Core Maintenance and Operations Services

5 Backlog and Headcount Backlog3 Employee Headcount $ Billions

6 Debt and Liquidity Overview Debt maturity profile and strong liquidity position provide financial flexibility Debt Summary Q1 2026 Q4 2025 $ Millions 4.50% Senior Notes, mature April 2029 $ 500.0 $ 500.0 Senior Credit Facility, matures January 2029:4 Term Loan Facility 450.0 450.0 Revolving Facility 89.0 - Total Notional Amount of Debt $ 1,039.0 $ 950.0 Less: Cash and Equivalents 16.1 92.7 Notional Net Debt $ 1,022.9 $ 857.3 Liquidity5 $ 529.6 $ 695.2

7 Cash Flow Overview Capital allocation prioritizes organic growth, followed by M&A and opportunistic share repurchases, within the context of the Company’s historical range of net leverage Cash Flow Summary Q1 2026 Q1 2025 $ Millions Operating cash flow $ (54.0) $ (37.4) Capital expenditures, net of proceeds from sale of assets $ (68.6) $ (29.3) Cash paid for acquisitions, net of cash acquired $ - $ (13.0) Borrowings on Senior Credit Facility $ 89.0 $ 50.6 Repurchase of common stock $ (30.2) $ (29.8) Restricted stock tax withholdings $ (12.9) $ (16.3) Other financing and investing activities, net $ - $ 0.1 Days Sales Outstanding (“DSO”)6 Q1 2026 Q4 2025 Total DSO 111 114

8 Fiscal Year Ending January 31, 2026 Updated Fiscal 2026 Outlook Building on strong first quarter results and a favorable demand outlook, the Company is increasing its full year fiscal 2026 expected range of contract revenues We now expect total contract revenues to range from $5.290 billion to $5.425 billion, representing a range of 12.5% to 15.4% total growth over the prior year, compared to the prior range of 10.0% to 13.0% Fiscal 2026 will include 53 weeks of operations due to our fiscal calendar, with the extra week occurring in the Company’s fiscal fourth quarter when operations are normally seasonally impacted by winter weather Additionally, fiscal 2025 included $114.2 million of storm restoration services and we have not included storm restoration revenues in our fiscal 2026 outlook

9 Quarter Ending July 26, 2025 Q2 2026 Outlook $1.38 BILLION to $1.43 BILLION $185 MILLION to $200 MILLION $2.74 to $3.05 26.0% Total Contract Revenues Amortization Expense Stock-Based Compensation Expense Interest Expense, Net Non-GAAP Effective Income Tax Rate Diluted Shares Diluted EPS Non-GAAP Adjusted EBITDA $11.9 MILLION $8.0 MILLION $15.7 MILLION 29.3 MILLION

Non-GAAP Reconciliations Q1 2026

11 Explanation of Non-GAAP Financial Measures The Company reports its financial results in accordance with U.S. generally accepted accounting principles (GAAP). In the Company’s quarterly results releases, trend schedules, conference calls, slide presentations, and webcasts, it may use or discuss Non-GAAP financial measures, as defined by Regulation G of the Securities and Exchange Commission. The Company believes that the presentation of certain Non-GAAP financial measures in these materials provides information that is useful to investors because it allows for a more direct comparison of the Company’s performance for the period reported with the Company’s performance in prior periods. The Company cautions that Non-GAAP financial measures should be considered in addition to, but not as a substitute for, the Company’s reported GAAP results. Management defines the Non-GAAP financial measures used as follows: • Non-GAAP Organic Contract Revenues – contract revenues from businesses that are included for the entirety of both the current and prior year periods, excluding contract revenues from certain non-recurring items. Non-GAAP Organic Contract Revenue change percentage is calculated as the change in Non-GAAP Organic Contract Revenues from the comparable prior year period divided by the comparable prior year period Non-GAAP Organic Contract Revenues. • Non-GAAP Adjusted EBITDA – EBITDA (earnings before interest, taxes, depreciation and amortization) adjusted for gain on sale of fixed assets, stock-based compensation expense, and certain non-recurring items. Management believes Non-GAAP Adjusted EBITDA is a helpful measure for comparing the Company’s operating performance with prior periods as well as with the performance of other companies with different capital structures or tax rates.

12 Reconciliation of Non-GAAP Financial Measures to Comparable GAAP Financial Measures Non-GAAP Adjusted EBITDA Quarter Ended Quarter Ended April 26, 2025 April 27, 2024 Net income $ 61.0 $ 62.6 Interest expense, net 14.0 12.8 Provision for income taxes 17.6 14.9 Depreciation and amortization 58.4 45.2 EBITDA 151.0 135.5 Gain on sale of fixed assets (9.8) (12.4) Stock-based compensation expense 9.1 7.8 Non-GAAP Adjusted EBITDA $ 150.4 $ 130.9 Non-GAAP Adjusted EBITDA % of contract revenues 11.9% 11.5% Non-GAAP Organic Contract Revenues2 Quarter Ended Quarter Ended April 26, 2025 April 27, 2024 Contract Revenues – GAAP $ 1,258.6 $ 1,142.4 Contract Revenues – GAAP Growth % 10.2% Contract Revenues – GAAP $ 1,258.6 $ 1,142.4 Revenues from acquired businesses (111.9) (3.4) Non-GAAP Organic Contract Revenues $ 1,146,7 $ 1,139.0 Non-GAAP Organic Contract Revenues Growth % 0.7% Unaudited $ Millions Amounts in tables above may not add due to rounding

13 Notes 1. One customer, AT&T, exceeded 10% of total revenues for Q1 2026. Customers exceeding 5% of total revenues for Q1 2026 were Brightspeed, Charter, Comcast, Frontier, Lumen, Verizon and an unnamed customer. 2. Non-GAAP Organic Contract Revenues are contract revenues from businesses that are included for the entirety of both the current and prior year periods, excluding contract revenues from certain non-recurring items. Non-GAAP Organic Contract Revenue change percentage is calculated as the change in Non-GAAP Organic Contract Revenues from the comparable prior year period divided by the comparable prior year period Non-GAAP Organic Contract Revenues. 3. The Company’s backlog represents an estimate of services to be performed pursuant to master service agreements and other contractual agreements over the terms of those contracts. These estimates are based on contract terms and evaluations regarding the timing of the services to be provided. In the case of master service agreements, backlog is estimated based on the work performed in the preceding 12-month period, when available. When estimating backlog for newly initiated master service agreements and other long and short-term contracts, the Company also considers the anticipated scope of the contract and information received from the customer during the procurement process. A significant majority of the Company’s backlog comprises services under master service agreements and other long-term contracts. Backlog is not a measure defined by United States generally accepted accounting principles (“GAAP”) and should be considered in addition to, but not as a substitute for, information provided in accordance with GAAP. Participants in the Company’s industry also disclose a calculation of their backlog; however, the Company’s methodology for determining backlog may not be comparable to the methodologies used by others. Dycom utilizes the calculation of backlog to assist in measuring aggregate awards under existing contractual relationships with its customers. The Company believes its backlog disclosures will assist investors in better understanding this estimate of the services to be performed pursuant to awards by its customers under existing contractual relationships. 4. As of both Q1 2026 and Q4 2025, the Company had $47.5 million of standby letters of credit outstanding under the Senior Credit Facility. 5. Liquidity represents the sum of availability from the Company’s Senior Credit Facility, considering net funded debt balances, and available cash and equivalents. For calculation of availability under the Senior Credit Facility, applicable cash and equivalents are netted against the funded debt amount. 6. DSO is calculated as the summation of current and non-current accounts receivable (including unbilled receivables), net of allowance for doubtful accounts, plus current contract assets, less contract liabilities, divided by average revenue per day during the respective quarter. Long-term contract assets are excluded from the calculation of DSO, as these amounts represent payments made to customers pursuant to long-term agreements and are recognized as a reduction of contract revenues over the period for which the related services are provided to the customers.

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